Exhibit 10.17

EXECUTION VERSION

U.S. PLEDGE AGREEMENT

U.S. PLEDGE AGREEMENT, dated as of December 30, 2009 (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, this “Agreement”), among each of the undersigned pledgors (each, a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 30 hereof, the “Pledgors”) and Deutsche Bank Trust Company Americas, as collateral agent (together with any successor collateral agent, the “Pledgee”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the DIP Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, the U.S. Debtors are debtors-in-possession under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in jointly administered cases (collectively, the “U.S. Cases”) pending in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and the Canadian Borrower commenced proceedings (the “Canadian Case” and together with the U.S. Cases, the “Cases”) in the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”) pursuant to Canada’s Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36 (the “CCAA”);

WHEREAS, Holdings, the Borrowers, the Lenders from time to time party thereto, the Administrative Agent, and the other agents party thereto entered into a Debtor-In-Possession Credit Agreement, dated as of December 18, 2009 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) of all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agent, trustee, representative lenders or holders, the “DIP Credit Agreement”) providing for the making of Loans to the Borrowers, all as contemplated therein (the Lenders, the Administrative Agent, and each other Agent are hereinafter collectively referred to as the “DIP Lender Creditors”);

WHEREAS, each Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into one or more Post Petition Cash Management Arrangements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the DIP Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Post Petition Cash Management Creditors”, with each such Post Petition Cash Management Arrangement with a Post Petition Cash Management Creditor being herein called a “Secured Post Petition Cash Management Arrangement”);

WHEREAS, each Borrower and/or one or more of its Subsidiaries may at any time and from time to time following the commencement of the Cases enter into one or more Post Petition Swap Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the DIP Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, the “Other DIP Creditors” and, together with the DIP Lender Creditors and the Post Petition Cash Management Creditors, the “Secured Creditors”, with each such Post Petition Swap Agreement entered into with an Other DIP Creditor following the commencement of the Cases being herein called a “Post Petition Secured Hedging Agreement”);

WHEREAS, pursuant to the U.S. Borrower’s Guaranty, the U.S. Borrower has guaranteed to the Secured Creditors the payment when due of all U.S. Borrower Guaranteed Obligations as described therein;

WHEREAS, pursuant to the Global Subsidiaries Guaranty, each Global Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrowers under the DIP Credit Agreement, to the Post Petition Cash Management Creditors entering into and maintaining Secured Post Petition Cash Management Arrangements and to the Other DIP Creditors entering into and/or maintaining Post Petition Secured Hedging Agreements that each Pledgor shall have executed and delivered to the Administrative Agent this Agreement; and

WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrowers under the DIP Credit Agreement, the entering into and maintaining by the Borrowers and/or one or more of their respective Subsidiaries of Secured Post Petition Cash Management Arrangements and the entering into and/or maintaining by the Borrowers and/or one or more of their respective Subsidiaries of Post Petition Secured Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make Loans to the Borrowers, the Post Petition Cash Management Creditors to enter into and maintain Secured Post Petition Cash Management Arrangements with the Borrowers and/or one or more of their respective Subsidiaries and the Other DIP Creditors to enter into and maintain Post Petition Secured Hedging Agreements with the Borrowers and/or one or more of their respective Subsidiaries;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Pledgor owing to the DIP Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Credit Document (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to the Post Petition Secured Hedging Agreements or Secured Post Petition Cash Management Arrangements, being herein collectively called the “DIP Credit Document Obligations”);

(ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other DIP Creditors now existing or hereafter incurred under, arising out of or in connection with each Post Petition Secured Hedging Agreement, whether such Post Petition Secured Hedging Agreement is now in existence or hereinafter arising (including, in the case of a Pledgor that is a Guarantor, all obligations, liabilities and indebtedness of such Pledgor under its Guaranty in respect of each Post Petition Secured Hedging Agreement), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each Post Petition Secured Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the “Post Petition Hedging Obligations”);

(iii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Post Petition Cash Management Creditors now existing or hereafter incurred under, arising out of or in connection with each Secured Cash Post Petition Management Arrangement, whether such Secured Post Petition Cash Management Arrangement is now in existence or hereinafter arising (including, in the case of a Pledgor that is a Guarantor, all obligations, liabilities and indebtedness of such Pledgor under its Guaranty in respect of each Secured Post Petition Cash Management Arrangements), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each Secured Post Petition Cash Management Arrangement (all such obligations, liabilities and indebtedness under this clause (iii) being herein collectively called the “Post Petition Cash Management Obligations”);

(iv) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

(v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs;

(vi) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

(vii) all amounts owing to any Agent or any of its affiliates pursuant to any of the Credit Documents in its capacity as such;

(viii) all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vii) of this Section 1 being herein collectively called the “Obligations”, it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the Effective Date or extended from time to time after the Effective Date.

2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the DIP Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

(b) The following capitalized terms used herein shall have the definitions specified below:

“Administrative Agent” shall have the meaning set forth in the recitals hereto.

“Adverse Claim” shall have the meaning given such term in Section 8-102(a)(l) of the UCC.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Agreement Execution Date” shall mean the date on which this Agreement is executed and delivered pursuant to the requirements of Section 6.14 of the DIP Credit Agreement.

“Borrowers” shall have the meaning set forth in the recitals hereto.

“Canadian Borrower” shall have the meaning set forth in the recitals hereto.

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning set forth in Section 3.1 hereof.

“Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

“DIP Credit Agreement” shall have the meaning set forth in the recitals hereto.

“DIP Credit Document Obligations” shall have the meaning set forth in Section l(i) hereof.

“DIP Lender Creditors” shall have the meaning set forth in the recitals hereto.

“Domestic Corporation” shall have the meaning set forth in the definition of “Stock.”

“Event of Default” shall mean any Event of Default under, and as defined in, the DIP Credit Agreement.

“Excess Exempted Foreign Entity Voting Equity Interests” shall have the meaning provided in Section 3.1.

“Exempted Foreign Entity” shall mean any Foreign Corporation and any limited liability company organized under the laws of a jurisdiction other than the United States, Mexico, Brazil, the Netherlands or any State or Territory thereof that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

“Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC; provided that, to the extent the term “Financial Asset” as used herein includes, Stock, Partnership Interests or Limited Liability Company Interests, such Equity Interests included within such term shall be limited by the provisos of the respective definitions of, “Stock”, “Partnership Interests” or “Limited Liability Company Interests”, as the case may be.

“Foreign Corporation” shall have the meaning set forth in the definition of “Stock”.

“Holdings” shall have the meaning set forth in the recitals hereto.

“Indemnitees” shall have the meaning set forth in Section 11 hereof.

“Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

“Investment Property” shall have the meaning given such term in Section 9-102(a)(49) of the UCC; provided that, to the extent the term “Investment Property” as used herein includes Stock, Partnership Interests or Limited Liability Company Interests, such Equity Interests included within such term shall be limited by the provisos of the respective definitions of “Stock”, “Partnership Interests” or “Limited Liability Company Interests”, as the case may be.

“Lenders” shall have the meaning set forth in the recitals hereto.

“Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor or represented by any Limited Liability Company Interest.

“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company; provided that the term “Limited Liability Company Interest” shall not include any limited liability company membership interest in (x) any limited liability company that is not a Subsidiary of any Pledgor and (y) any other limited liability company set forth on Annex E (or any limited liability company acquired after the date hereof that the Pledgors indentify to the Collateral Agent in writing and to which the Collateral Agent does not reasonably object) to the extent (and only for so long as) the limited liability company agreement or operating agreement for such other limited liability company or applicable law prohibits the assignment of, or granting of a security interest in, the limited liability company membership interests of such limited liability company and such prohibitions are not rendered invalid by Section 9-406 or Section 9-408 of the UCC, it being understood and agreed, however, any such excluded other limited liability company membership interest shall otherwise be subject to the security interests created by this Agreement (and shall become a “Limited Liability Company Interest” for all purposes of this Agreement) upon the receipt by such Pledgor of any necessary approvals or waivers permitting the assignment thereof or the granting of a security interest therein.

“Location” of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

“Non-Voting Equity Interests” shall mean all Equity Interests of any Person which are not Voting Equity Interests.

“Notes” shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

“Obligations” shall have the meaning set forth in Section 1 hereof.

“Other DIP Creditors” shall have the meaning set forth in the recitals hereto.

“Post Petition Hedging Obligations” shall have the meaning set forth in Section l(ii) hereof.

“Post Petition Secured Hedging Agreements” shall have the meaning set forth in the recitals hereto.

“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned by any Pledgor or represented by any Partnership Interest.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership; provided that the term “Partnership Interest” shall not include any partnership interest (general or limited) in (x) any partnership that is not a Subsidiary of any Pledgor and (y) any other partnership set forth on Annex F (or any partnership acquired after the date hereof that the Pledgors indentify to the Collateral Agent in writing and to which the Collateral Agent does not reasonably object), to the extent (and only for so long as) the partnership agreement for such other partnership or applicable law prohibits the assignment of, or granting of a security interest in, the partnership interests of such partnership and such prohibitions are not rendered invalid by Section 9-406 or Section 9-408 of the UCC, it being understood and agreed, however, any such excluded other partnership interest shall otherwise be subject to the security interests created by this Agreement (and shall become a “Partnership Interest” for all purposes of this Agreement) upon the receipt by such Pledgor of any necessary approvals or waivers permitting the assignment thereof or the granting of a security interest therein.

“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.

“Pledgee” shall have the meaning set forth in the first paragraph hereof.

“Pledgor” shall have the meaning set forth in the first paragraph hereof.

“Post Petition Cash Management Creditors” shall have the meaning set forth in the recitals of this Agreement.

“Post Petition Cash Management Obligations” shall have the meaning set forth in Section l(iii).

“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC; provided that to the extent the term “Proceeds” as used herein includes Stock, Partnership Interests or Limited Liability Company Interests, such Equity Interests included within such term shall be limited by the provisos of the respective definitions of “Stock”, “Partnership Interests” or “Limited Liability Company Interests”, as the case may be.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Required Secured Creditors” shall have the meaning provided in the U.S. Security Agreement.

“Secured Creditors” shall have the meaning set forth in the recitals hereto.

“Secured Debt Agreements” shall mean and includes (w) this Agreement, (x) the other Credit Documents, (y) each Secured Post Petition Cash Management Arrangement and (z) each Post Petition Secured Hedging Agreement.

“Secured Post Petition Cash Management Arrangement” shall have the meaning set forth in the recitals of this Agreement.

“Securities Account” shall have the meaning given such term in Section 8-501 (a) of the UCC.

“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.

“Security” and “Securities” shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes; provided that to the extent the term “Security” or “Securities” as used herein includes Stock, Partnership Interests or Limited Liability Company Interests, such Equity Interests included within such term shall be limited by the provisos of the respective definitions of “Stock”, “Partnership Interests” or “Limited Liability Company Interests”, as the case may be.

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC; provided that to the extent the term “Security Entitlement” as used herein includes Stock, Partnership Interests or Limited Liability Company Interests, such Equity Interests included within such term shall be limited by the provisos of the respective definitions of “Stock”, “Partnership Interests” or “Limited Liability Company Interests”, as the case may be.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations not Domestic Corporations (each, a “Foreign Corporation”), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledgor; provided that the term “Stock” shall not include any Stock in (x) a corporation that is not a Subsidiary of any Pledgor and (y) any other corporation set forth on Annex C (or any corporation acquired after the date hereof that the Pledgors indentify to the Collateral Agent in writing and to which the Collateral Agent does not reasonably object), to the extent (and only for so long as) the joint venture or other shareholder agreement for such other corporation or applicable law prohibits the assignment of, or granting of a security interest in, the Stock of such other corporation and such prohibitions are not rendered invalid by Section 9-406 or Section 9-408 of the UCC, it being understood and agreed, however, any such Stock excluded pursuant to preceding clause (y) shall otherwise be subject to the security interests created by this Agreement (and shall become “Stock” for all purposes of this Agreement) upon the receipt by such Pledgor of any necessary approvals or waivers permitting the assignment thereof or the granting of a security interest therein.

“Termination Date” shall have the meaning set forth in Section 20 hereof.

“Transmitting Utility” has the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the Agreement Execution Date.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

“U.S. Borrower” shall have the meaning set forth in the recitals hereto.

“Voting Equity Interests” of any Person shall mean all classes of Equity Interests of such Person entitled to vote.

3. PLEDGE OF SECURITIES, ETC.

3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor (but subject to clause (A) of the proviso at the end of this Section 3.1 in the case of Voting Equity Interests of Exempted Foreign Entities pledged hereunder), each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the U.S. Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the DIP Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

(c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(A) all its capital therein and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

(E) all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

(A) all its capital therein and its interest in all profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

(E) all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(e) all Financial Assets and Investment Property owned by such Pledgor from time to time;

(f) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

(g) all Proceeds of any and all of the foregoing;

provided that (A) to the extent Voting Equity Interests of any Exempted Foreign Entity is pledged hereunder which represents more than 65% of the total combined voting power of all classes of Voting Equity Interests of the respective Exempted Foreign Entity (with all Voting Equity Interests of the respective Exempted Foreign Entity in excess of said 65% limit being herein called “Excess Exempted Foreign Entity Voting Equity Interests”), such Excess Exempted Foreign Entity Voting Equity Interests shall secure Obligations of the respective Pledgor only as a guarantor of the Obligations of the Canadian Borrower and the German Borrower, and shall not secure any direct Obligations of the U.S. Borrower (or guarantees of such Obligations by the respective Pledgor), (B) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor, which Non-Voting Equity Interests shall not be subject to the limitations described in preceding clause (A) and (C) no Pledgor shall be required at any time to pledge hereunder, and the term “Collateral” shall not include, any rights or property (x) to the extent that any valid and enforceable law, statute, rule, regulation, order or directive of a governmental authority or agency applicable to such rights or property, or any contractual obligations binding on such rights or property, prohibits, restricts or requires the consent of a third party for, or would result in the termination of such rights or property as a result of, the creation of a security interest therein, except to the extent provided by Sections 9-406, 9-407, 9-408 and 9-409 of the UCC (solely to the extent the UCC is controlling) or (y) in director’s qualifying shares, to the extent that a Subsidiary of such Pledgor shall have been required by applicable law to issue such director’s qualifying shares, provided, further, that any such rights and property described in clause (C)(x) of the preceding proviso shall be excluded from the Collateral only to the extent and for so long as such prohibition, restriction or third party consent requirement continues validly to prohibit, restrict or require the consent of a third party for the creation of such security interest, and upon the expiration, termination or other lifting of such prohibition, restriction or third party consent requirement, such rights and properties shall automatically be included in the Collateral, without further action on the part of any Pledgor, the Collateral Agent or any other Secured Creditor.

3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) promptly take the following actions as set forth below after it obtains such Collateral, for the benefit of the Pledgee and the other Secured Creditors:

(i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank (only to the extent that such Certificated Security is not in the possession of the Pledgee);

(ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) or in such other form as may be reasonably satisfactory to the Collateral Agent, pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or, in the reasonable opinion of the Pledgee, advisable to effect the foregoing;

(iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;

(v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed in blank, or, at the request of the Pledgee, endorsed to the Pledgee; and

(vi) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have “control” within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) deposit of such cash in such cash account.

(b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

(i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and

(ii) each Pledgor shall, at the reasonable request of Pledgee, from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be reasonably satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee’s security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will thereafter promptly take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate at such time.

3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the Agreement Execution Date: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex G hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) on the Agreement Execution Date, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests which are required to be pledged under Section 3.1 hereof.

4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing a Noticed Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken in any manner that could materially and adversely affect the rights inuring to a holder of any Collateral or the rights and remedies of any of the Pledgee or the Secured Creditors under this Agreement or the DIP Credit Agreement or any other Credit Document or the ability of the Secured Creditors to exercise the same. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable. As used herein, a “Noticed Event of Default” shall mean (i) an Event of Default with respect to any Assignor under clause (h), (i) or (j) of Section 11 of the DIP Credit Agreement and (ii) any other Event of Default in respect to which the Collateral Agent has given the U.S. Borrower notice that such Event of Default constitutes a “Noticed Event of Default”.

6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing a Noticed Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. (a) Subject to the Final Order and any other order made by the Bankruptcy Court in the U.S. Cases, if there shall have occurred and be continuing a Noticed Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

(ii) to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv) to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided at least 10 days’ written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(vi) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

(b) After all Events of Default have been cured or waived and the U.S. Borrower has delivered to the Collateral Agent a certificate to that effect, unless the Pledgee has received notice from any Lender that an Event of Default has occurred and is then continuing, each Pledgor shall have the right to exercise the voting rights and powers that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 6 hereof.

8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the U.S. Security Agreement.

9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in Section 7.4 of the U.S. Security Agreement (with any reference therein to “Assignors”, “Collateral Agent”, “DIP Credit Document Obligations”, “DIP Lender Creditors”, “Obligations”, “Other DIP Creditors”, “Post Petition Cash Management Creditors”, “Post Petition Cash Management Obligations”, “Post Petition Hedging Obligations”, and “Secured Creditors” to be deemed to be a reference to the corresponding defined term herein).

(b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an “Indemnitee”, and collectively, the “Indemnitees”) from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs, expenses and disbursements, including reasonable attorneys’ fees and expenses, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the DIP Credit Agreement, the termination of all Post Petition Secured Hedging Agreements, the payment of all other Obligations and the discharge thereof, and the occurrence of the Termination Date.

12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

(b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

(c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that, at the reasonable request of Pledgee, it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which list the Collateral specifically and/or “all assets” as collateral and (y) “in lieu of financing statements) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem, in its reasonable opinion, advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee’s discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem necessary or, in its reasonable opinion, advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the DIP Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the DIP Credit Agreement.

15. TRANSFER BY THE PLEDGORS. Except as permitted (i) prior to the date all DIP Credit Document Obligations have been paid in full and all Commitments under the DIP Credit Agreement have been terminated, pursuant to the DIP Credit Agreement, and (ii) thereafter, pursuant to the other Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants as to itself and each of its Subsidiaries that:

(i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Secured Debt Agreements);

(ii) subject to the Final Order and any other order made by the Bankruptcy Court in the U.S. Cases, it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject to (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (B) general equitable principles (whether considered in a proceeding in equity or at law), (C) an implied covenant of good faith and fair dealing, (D) as it relates to the pledge of any capital stock of Foreign Subsidiaries of the U.S. Borrower, the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights and (E) the Final Order and any other order made by the Bankruptcy Court in the U.S. Cases;

(iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any U.S. Governmental Authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee’s security interest in such Pledgor’s Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

(v) neither the execution, delivery or performance by such Pledgor of this Agreement or any other Secured Debt Agreement to which it is a party, nor compliance by it with the terms and provisions hereof and thereof nor the consummation of the transactions contemplated therein: (i) will contravene any provision of any applicable domestic law, statute, rule or regulation, or any applicable domestic order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, applicable to such Pledgor; (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any indenture, credit agreement, loan agreement or any other material agreement, material contract or other material instrument to which such Pledgor or any of its Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound or to which it may be subject; or (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Pledgor or any of its Subsidiaries;

(vi) all of such Pledgor’s Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests, but with respect to Pledged Notes issued by a person that is not a Subsidiary of Holdings or an Affiliate of any such Subsidiary, to the best of each Pledgor’s knowledge) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(vii) each of such Pledgor’s Pledged Notes (solely with respect to Pledged Notes issued by a person that is not a Subsidiary of Holdings or an Affiliate of any such Subsidiary, to the best of each Pledgor’s knowledge) constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(viii) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor’s Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof to the extent the creation and perfection of the security interest therein is governed by the UCC or other applicable domestic laws, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than the liens and security interests permitted under the Secured Debt Agreements then in effect) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

(ix) “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor’s Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with “control” of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining “control” over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains “control” over such Security Entitlement.

(b) Each Pledgor covenants and agrees that it will not enter into any contractual or other arrangement that prohibits the assignment of, or granting of a security interest in, any limited liability company interests or any partnership interests owned by such Pledgor from time to time, except as otherwise permitted under the DIP Credit Agreement.

(c) Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to such Pledgor’s Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

(d) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor’s Location, the organizational identification number (if any) of such Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days’ prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the Agreement Execution Date and later obtains one, such Pledgor shall promptly thereafter deliver a notification of the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

18. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 20 hereof), including, without limitation:

(i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(iv) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

19. SALE OF COLLATERAL WITHOUT REGISTRATION. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or, in its reasonable opinion, advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

20. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate and the security interests granted hereby shall be released automatically (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee or any of its sub-agents hereunder and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, “Termination Date” shall mean the date upon which the Commitments under the DIP Credit Agreement have been terminated, no Note (as defined in the DIP Credit Agreement) is outstanding (and all Loans have been paid in full), and all other DIP Credit Document Obligations (other than indemnities described in Section 11 hereof and described in Section 13.01 of the DIP Credit Agreement, and any other indemnities set forth in any other Security Documents, in each case which are not then due and payable) then due and payable have been paid in full.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) at any time prior to the time at which all DIP Credit Document Obligations have been paid in full and all Commitments under the DIP Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section 10.05 of the DIP Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the DIP Credit Agreement), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the DIP Credit Agreement to the extent required to be so applied, such Collateral shall be automatically released from the security interest granted hereunder and the Pledgee, at the request and expense of such Pledgor, will execute and deliver such documentation (including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereto, such sub-agent) and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any U.S. Subsidiary Guarantor from the Global Subsidiaries Guaranty in accordance with the provisions thereof, such Pledgor (and the Collateral at such time assigned by the respective Pledgor pursuant hereto) shall be automatically released from this Agreement.

(c) At any time that any Pledgor desires that the Pledgee execute and deliver any release documentation as provided in the foregoing Section 20(a) or (b), such Pledgor shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b) hereof. At any time that the U.S. Borrower or the respective Pledgor desires that the Pledgee execute and deliver any release documentation in connection with the release of any U.S. Subsidiary Guarantor which has been released from the Global Subsidiaries Guaranty as provided in the penultimate sentence of Section 20(b), it shall deliver to the Pledgee a certificate signed by an officer of the U.S. Borrower and the respective Pledgor stating that the release of the respective Pledgor (and its Collateral) is permitted pursuant to such Section 20(b).

(d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent believes to be in accordance with) this Section 20.

21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telecopy or courier service and all such notices and communications shall, when mailed, telecopied or sent by courier, be effective when deposited in the mails or delivered to the overnight courier, as the case may be, or sent by telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a) if to any Pledgor, to the care of the U.S. Borrower as provided in Section 13.03 of the DIP Credit Agreement;

(b) if to the Pledgee, at:

Deutsche Bank Trust Company Americas

60 Wall Street, MS NYC60-4305

New York, NY 10005-2858

Attention: Jean Travis

Facsimile: 212 797-5690

(c) if to any DIP Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the DIP Credit Agreement, or (y) at such address as such DIP Lender Creditor shall have specified in the DIP Credit Agreement;

(d) if to any Other DIP Creditor, at such address as such Other DIP Creditor shall have specified in writing to the Pledgors and the Pledgee; and

(e) if to any Post Petition Cash Management Creditor, at such address as such Post Petition Cash Management Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

22. WAIVER; AMENDMENT. Except as provided in Sections 30 and 32 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the U.S. Security Agreement.

23. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 20, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SUBJECT TO THE JURISDICTION OF THE BANKRUPTCY COURT, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

(b) SUBJECT TO THE JURISDICTION OF THE BANKRUPTCY COURT, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

26. PLEDGOR’S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor’s possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

29. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

30. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the DIP Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof and delivering same to the Pledgee, or by executing an assumption agreement in form and substance reasonably satisfactory to the Pledgee, (y) delivering supplements to Annexes A through G, hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

31. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Global Subsidiary Guarantor have been limited as provided in the Global Subsidiaries Guaranty.

32. RELEASE OF PLEDGORS. If at any time all of the Equity Interests of any Pledgor owned by the U.S. Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the DIP Credit Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, at the request and expense of the U.S. Borrower, the respective Pledgor shall be released as a Pledgor pursuant to this Agreement automatically without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver such instruments of release as are reasonably satisfactory to it. At any time that the U.S. Borrower desires that a Pledgor be released from this Agreement as provided in this Section 32, the U.S. Borrower shall deliver to the Pledgee a certificate signed by a principal executive officer of the U.S. Borrower stating that the release of such Pledgor is permitted pursuant to this Section 32. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 32.

* * * *

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

COOPER-STANDARD HOLDINGS INC., as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

COOPER-STANDARD AUTOMOTIVE INC., as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

COOPER-STANDARD AUTOMOTIVE FLUID SYSTEMS MEXICO HOLDING LLC, as a Pledgor

By: COOPER-STANDARD AUTOMOTIVE INC., as Sole Member

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

COOPER-STANDARD AUTOMOTIVE NC L.L.C., as a Pledgor

By: COOPER-STANDARD AUTOMOTIVE INC., as Sole Member

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

COOPER-STANDARD AUTOMOTIVE OH, LLC,
as a Pledgor

By: COOPER-STANDARD AUTOMOTIVE INC., as Sole Member

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

CSA SERVICES INC., as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

NISCO HOLDING COMPANY, as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

NORTH AMERICAN RUBBER, INCORPORATED, as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

STANTECH, INC., as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

STERLING INVESTMENTS COMPANY,
as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	V.P., General Counsel & Secretary

WESTBORN SERVICE CENTER, INC., as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Secretary

COOPER-STANDARD AUTOMOTIVE FHS INC., as a Pledgor

By:	/s/ Timothy W. Hefferon
	Name:	Timothy W. Hefferon
	Title:	Vice President and Secretary

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Pledgee

By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director